UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

May 3, 2013
Date of Report (Date of earliest event reported)

FMC Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5875 N. Sam Houston Parkway W. Houston, TX	77086
(Address of principal executive offices)	(Zip Code)
(281) 591-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

We held our 2013 Annual Meeting of Stockholders on May 3, 2013 for the purpose of (1) electing three directors; (2) ratifying the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2013; (3) approving, on an advisory basis, our 2012 executive compensation; (4) reapproving the material terms of the performance goals under our Amended and Restated Incentive Compensation and Stock Plan, as amended, as required by Section 162(m) of the U.S. Internal Revenue Code, as amended; (5) voting on a stockholder proposal concerning accelerated vesting of senior executive equity awards upon a change in control; and (6) voting on any other business properly brought before the meeting. Of the 237,436,912 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting, 219,386,114 shares were present either in person or by proxy.

The following are the final results of the Annual Meeting.

1.	All of the nominees for director were elected to serve a one-year term expiring at the 2014 Annual Meeting of Stockholders. The voting results were as follows:

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Eleazar de Carvalho Filho	208,494,836	3,802,488	346,149	6,742,641
Claire S. Farley	209,651,971	2,649,798	341,704	6,742,641
Joseph H. Netherland	209,250,141	3,068,159	325,173	6,742,641

The following directors' terms of office continued after the meeting: Mike R. Bowlin, Phillip J. Burguieres, C. Maury Devine, John T. Gremp, Thomas M. Hamilton, Edward J. Mooney, Richard A. Pattarozzi and James M. Ringler.

2.	The appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2013 was ratified. The voting results were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
202,726,605	16,407,838	251,671	0

3.	Our 2012 executive compensation program was approved, on an advisory basis. The voting results were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
206,728,946	5,501,306	413,221	6,742,641

4.	The material terms of the performance goals under our Amended and Restated Incentive Compensation and Stock Plan, was approved. The voting results were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
207,028,143	5,102,232	513,098	6,742,641

5.	The stockholder proposal concerning accelerated vesting of senior executive equity awards upon a change in control did not pass. The voting results were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
78,548,885	133,538,646	555,942	6,742,641

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC TECHNOLOGIES, INC.

By: /s/ Jeffrey W. Carr
Dated: May 7, 2013	Name: Jeffrey W. Carr
Title: Senior Vice President, General Counsel and Secretary